UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 Spirit Airlines, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11 ☐ Fee paid previously with preliminary materials.

The following note was sent from Ted Christie, the Chief Executive Officer of Spirit Airlines, Inc., to all Spirit team members on May 31, 2022. Spirit Family, As you may have seen, today we issued a press release commenting on the report from Institutional Shareholder Services (ISS) regarding our merger agreement with Frontier. ISS is an independent proxy advisory firm that provides research and recommendations to help stockholders who are exercising their right to vote on various matters with the public companies they own. In this case, ISS made a recommendation to Spirit stockholders regarding how to vote on our Frontier merger proposal. We disagree with ISS’ recommendation against the Frontier-Spirit merger for several reasons: • We believe their analysis was overfocused on the absence of a reverse termination fee in the deal. This is a fee that is sometimes included in merger transactions and provides for the payment by one party to the other party if the transaction does not receive regulatory approval. There is no reverse termination fee in the Frontier-Spirit merger, but JetBlue agreed to pay such a fee in connection with their competing merger proposal. • As we said in the release, we have consistently maintained (as ISS also acknowledges) that the JetBlue proposal carries significantly greater regulatory obstacles and that if we were to enter into an agreement with JetBlue we would absolutely insist on such a fee to compensate Spirit and its stockholders for that increased risk. • ISS did not recognize the elevated business disruption that Spirit would face from a lengthy review and litigation process ultimately resulting from a failed transaction with JetBlue after 18-24 months. We also believe ISS did not adequately weigh the loss of substantial value Spirit stockholders would otherwise have received in a merger between Spirit and Frontier. We continue to believe the combination with Frontier is in the best interest of our stockholders, Team Members and Guests. The Spirit Board undertook a thorough and robust process in negotiating and signing the merger agreement with Frontier, and we determined that the combination presents a very compelling value creation opportunity -- ISS themselves acknowledged the “robust strategic rationale” of the deal. Notably, ISS also recommended Spirit stockholders do not vote JetBlue’s proxy card, indicating they still see a potential path forward for Spirit to merge with Frontier. We can’t predict how this recommendation might impact our stockholder vote, which is scheduled for Friday, June 10, 2022. However, I can tell you our team will continue to work diligently to garner support among our stockholders with the goal of securing a majority of votes in favor of the Frontier merger. If you are a Spirit stockholder, you may see some emails or posts on social media related to that effort with instructions about how to exercise your right to vote, and I encourage you to participate. I want to reiterate how proud I am of this Spirit Family, and I promise to continue sharing as much as I can with you as soon as I’m able. Ted

The following note was sent from Ted Christie, the Chief Executive Officer of Spirit Airlines, Inc., to all Spirit officers on May 31, 2022. Officer Note All, We just issued a press release and sent a note to all Team Members regarding the Institutional Shareholder Services (“ISS”) recommendation against our Frontier merger. We understand many Team Members may not know how to interpret this news, so we’ve included a few FAQ below to help you field questions from your teams. Thanks for your continued leadership and support for our colleagues. Ted FAQ for use to answer questions from Team Members 1. Who is ISS, and what role do they play? Are they a Spirit stockholder? • ISS is an independent proxy advisory firm. It provides research and recommendations to help stockholders exercise their right to vote on various matters with the public companies they own. • They are not a stockholder. • As you may have seen, today we issued a press release commenting on the report from ISS regarding our merger agreement with Frontier. 2. Why did they recommend against the merger agreement? What is your reaction to the recommendation? • As we said in the release, we disagree with ISS’ recommendation as we believe it fails to adequately weigh the lengthy timetable and elevated business disruption risk of a Spirit-JetBlue transaction. • ISS appears overfocused on the absence of a reverse termination fee in the Frontier- Spirit deal. We have consistently maintained (as ISS also acknowledges) that the JetBlue proposal carries significantly greater regulatory obstacles and absolutely should commit to pay Spirit such a fee if its transaction did not receive regulatory approval. However, because we believed that the Frontier transaction presented a lower level of risk and that the interests of Frontier and Spirit were better aligned due to the fact that our merger with Frontier was primarily a stock for stock transaction, we did not insist on such a reverse termination fee in our negotiations with Frontier. • ISS acknowledged that the Frontier transaction has “robust strategic rationale” and called JetBlue’s offer “defensive” and “opportunistic.” • Notably, ISS also recommended Spirit stockholders do not vote JetBlue’s proxy card, indicating they still see a potential path forward for Spirit to merge with Frontier. • Despite ISS’ report, we continue to believe that the combination with Frontier is in the best interest of our stockholders, Team Members and Guests.

• As such, the Spirit Board continues to unanimously recommend that Spirit stockholders vote FOR the merger proposal with Frontier. 3. What is a reverse termination fee? • A reverse termination fee is a fee payable by the buyer to the seller if the transaction cannot be completed due as a result of the failure to obtain regulatory approval. • The JetBlue proposal includes a payment of $200 million that JetBlue will have to pay Spirit in the event a Spirit-JetBlue transaction fails to be consummated for regulatory reasons. 4. What does this mean of our merger with Frontier? • The Board continues to unanimously recommend that Spirit stockholders vote FOR the merger proposal with Frontier. • As a next step, on Friday, June 10, 2022, our stockholders are scheduled to vote on whether to approve the proposed merger with Frontier at our Special Meeting of Stockholders. • Until then, our team will work diligently to garner support among our stockholders with the goal of securing a majority of votes in favor of the Frontier merger. • The regulatory review process for our combination will continue to proceed as planned. 5. I thought Spirit’s Board already rejected JetBlue’s offer. What’s changed? • Our rejections of JetBlue’s proposal and tender offer still stand. Nothing has changed. 6. Does this mean Spirit could still be acquired by JetBlue? • The Board continues to unanimously recommend that Spirit stockholders vote FOR the merger proposal with Frontier. Additional Information About the JetBlue Tender Offer Spirit intends to file a solicitation/recommendation statement with respect to the tender offer with the Securities and Exchange Commission (“SEC”) within 10 business days of the commencement of the tender offer. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC by Spirit on Spirit’s Investor Relations website at https://ir.spirit.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Important Additional Information Will be Filed with the SEC Frontier has filed with the SEC a Registration Statement on Form S-4 in connection with the proposed transaction, including a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. The Form S-4 was declared effective on May 11, 2022 and the prospectus/proxy statement was first mailed to Spirit stockholders on May 11, 2022. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier’s Investor Relations website at https://ir.flyfrontier.com and on Spirit’s Investor Relations website at https://ir.spirit.com. Participants in the Solicitation Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier’s directors and executive officers is contained in Frontier’s definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit’s directors and executive officers is contained in Spirit’s definitive proxy statement, which was filed with the SEC on March 30, 2022. Cautionary Statement Regarding Forward-Looking Information Certain statements in this communication, including statements concerning Frontier, Spirit, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier’s and Spirit’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier’s and Spirit’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as “expects,” “will,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,”

“outlook,” “goals,” “targets” and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law. Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier’s cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier’s operations including capital expenditures over the next 12 months; Frontier’s expectation that based on the information presently known to management, the potential liability related to Frontier’s current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; and other risks and uncertainties set forth from time to time under the sections captioned “Risk Factors” in Frontier’s and Spirit’s reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.